UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2001 (May 31, 2001)

                        BIO-SOLUTIONS INTERNATIONAL, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Nevada                  33-25126-D             85-0368333
-----------------------------         ----------------     --------------------
(State or other jurisdiction          (Commission          (IRS Employer
   of incorporation)                  file number)         Identification No.)


3807 Hardy Street
Hattiesburg, MS                                                 39402
-----------------------------                              ---------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (601) 271-7309


 ------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)




Copy of Communications to:

                                       Wayne Hartke
                                       The Hartke Building
                                       7637 Leesburg Pike
                                       Falls Church, VA 22043

     This Form 8-K/A amends both the Form 8-K filed on June 6, 2001 and the amendment thereto filed on August 14, 2001 by Bio-Solutions International, Inc., a Nevada corporation. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for Bio-Solutions International, Inc., a New Jersey corporation, as required by Item 7 of Form 8-K. The 8K/A filed August 14, 2001 inadvertently contained financial statements previously filed. The updated and relevant financials are filed herewith.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a.)     Financial statements of business acquired.

Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of Bio-Solutions International, Inc., a New Jersey corporation, for the two years ended December 31, 2000; for the three months ended March 31, 2001 and 2000, (unaudited); pro forma consolidated statement of operations for the year ended December 31, 2000, (unaudited); pro forma consolidated financial statements for the three months ended March 31, 2001 (unaudited). The registrant acquired all of the outstanding capital stock of such entity on May 31, 2001.


                                TABLE OF CONTENTS


                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report................................................F-2

Balance Sheets..............................................................F-3

Statements of Operations....................................................F-4

Statements of Stockholders' Equity..........................................F-5

Statements of Cash Flows....................................................F-6

Notes to Financial Statements...............................................F-7

                           INDEPENDENT AUDITORS REPORT




The Board of Directors and Stockholders
Bio-Solutions International, Inc.


We have audited the accompanying balance sheet of Bio-Solutions International, Inc. as of December 31, 2000 and the related statement of income, cash flows and changes in owners equity for the year then ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bio-Solutions International, Inc. as of December 31, 2000 and the statement of income, cash flows and changes in stockholder's equity for the year then ended December 31, 2000 and 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has experienced net operating losses since inception. The Company's financial position and operating results raise substantial doubts about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/Baum & Company, P.A.
Coral Springs, Florida
May 15, 2001

                        Bio-Solutions International, Inc.
                                 Balance Sheets




                                                                                     March 31,         December 31,
                                                                                     2001                2000
                                                                                -------------------- -------------------
                                                                                  (unaudited)
                         ASSETS
CURRENT ASSETS
   Cash                                                                         $                681 $            20,032
   Inventory                                                                                 112,463             118,382
                                                                                -------------------- -------------------

     Total current assets                                                                    113,144             138,414
                                                                                -------------------- -------------------

PROPERTY, PLANT AND EQUIPMENT
   (Net of accumulated depreciation)                                                          22,322              23,215
                                                                                -------------------- -------------------

     Total property and equipment                                                             22,322              23,215
                                                                                -------------------- -------------------

OTHER ASSETS
   Product formula                                                                            50,000              50,000
   Investments                                                                                   250                 250
                                                                                -------------------- -------------------

      Total other assets                                                                      50,250              50,250
                                                                                -------------------- -------------------

Total Assets                                                                    $            185,716 $           211,879
                                                                                ==================== ===================

                   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                                             $              4,500 $            16,964
   Loans payable - related party                                                             128,000             128,000
   Note payable                                                                               35,000              35,000
                                                                                -------------------- -------------------

     Total current liabilities                                                               167,500             179,964
                                                                                -------------------- -------------------

Total Liabilities                                                                            167,500             179,964
                                                                                -------------------- -------------------

STOCKHOLDERS' EQUITY
   Preferred stock, $0.001 par value, authorized 1,000,000 shares;
      50,000 issued and outstanding                                                                0                   0
   Common stock, no par value, authorized 50,000,000 shares;
      6,429,990 and 3,937,000 issued and outstanding, respectively                         1,794,898           1,794,898
   Accumulated deficit                                                                    (1,776,682)         (1,762,983)
                                                                                -------------------- -------------------

     Total Stockholders' Equity                                                               18,216              31,915
                                                                                -------------------- -------------------

Total Liabilities and Stockholders' Equity                                      $            185,716 $           211,879
                                                                                ==================== ===================









                     The accompanying notes are an integral
                       part of the financial statements.

                        Bio-Solutions International, Inc.
                            Statements of Operations




                                                                     Three Months Ended             Years Ended
                                                                          March 31,                 December 31,

                                                            ------------------------------- -----------------------------
                                                                   2001            2000           2000           1999
                                                            ---------------- -------------- -------------- --------------
                                                               (unaudited)     (unaudited)
Revenues
   Product sales                                            $              0 $            0 $       19,437 $       33,429
                                                            ---------------- -------------- -------------- --------------

        Total revenues                                                     0              0         19,437         33,429

Expenses
   Cost of products                                                        0              0          5,831         10,029
   Operating expenses                                                 13,699         99,392        272,190        830,091
                                                            ---------------- -------------- -------------- --------------

        Total expenses                                                13,699         99,392        278,021        840,120
                                                            ---------------- -------------- -------------- --------------

Net income (loss) before other income (expense)
and  provision for income taxes                                      (13,699)       (99,392)      (258,584)      (806,691)

Other income (expense)
   Loss on investments                                                     0              0              0              0
                                                            ---------------- -------------- -------------- --------------

Net income (loss) before provision for income taxes                  (13,699)       (99,392)      (258,584)      (806,691)

Provision for income taxes                                                 0              0              0              0
                                                            ---------------- -------------- -------------- --------------

Net income                                                  $        (13,699)$      (99,392)$     (258,584)$     (806,691)
                                                            ================ ============== ============== ==============
Net income per weighted average share, basic                $         (0.002)$       (0.015)$        (0.04)$        (0.16)
                                                            ================ ============== ============== ==============
Weighted average number of shares                                  6,429,990      6,232,490      6,429,990      4,333,430
                                                            ================ ============== ============== ==============












                     The accompanying notes are an integral
                       part of the financial statements.

                        Bio-Solutions International, Inc.
                       Statements of Stockholders' Equity




                                                         Shares                                                     Total
                                                -----------------------   Preferred    Common     Accumulated     Stockholders'
                                                 Preferred    Common        Stock       Stock        Deficit       Equity
                                                ----------- ----------- ------------ ----------- --------------  ---------------
BEGINNING BALANCE,
December 31, 1998                                   285,477   1,328,934 $    445,104 $   223,076 $     (697,708) $       (29,528)

Conversion of common to preferred                  (285,477)  2,997,509     (445,104)    445,104              0                0
Common stock issued for cash                              0     330,300            0     240,300              0          240,300
Common stock issued for conversion of debt                0      73,090            0      73,090              0           73,090
Common stock issued for stock swap                        0     250,000            0         250              0              250
Common stock issued for services                          0   1,081,144            0     628,572              0          628,572

Net income (loss)                                         0           0            0           0       (806,691)        (806,691)
                                                ----------- ----------- ------------ ----------- --------------  ---------------

BALANCE, December 31, 1999                                0   6,060,977            0   1,610,392     (1,504,399)         105,993

184,506stock issued for services                          0                                                               369,013

Net income (loss)                                         0           0            0           0       (258,584)        (258,584)
                                                ----------- ----------- ------------ ----------- --------------  ---------------

BALANCE, December 31, 2000                                0   6,429,990            0   1,794,898     (1,762,983)          31,915

Net income (loss)                                         0           0            0           0        (13,699)         (13,699)
                                                ----------- ----------- ------------ ----------- --------------  ---------------

ENDING BALANCE, March 31, 2001
(unaudited)                                               0   6,429,990 $          0 $ 1,794,898 $   (1,776,682) $        18,216
                                                =========== =========== ============ =========== ==============  ===============










                     The accompanying notes are an integral
                       part of the financial statements.

                        Bio-Solutions International, Inc.
                            Statements of Cash Flows



                                                            Three Months Ended             Years Ended
                                                                March 31,                  December 31,
                                                       ---------------------------- --------------------------
                                                             2001           2000         2000         1999
                                                       -------------- ------------- ------------ -------------
                                                          (unaudited)  (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)                                      $      (13,699)$     (99,392)$   (258,587)$    (806,691)

Adjustments to reconcile net income (loss)
to net cash used for operating activities:
628,572Stock issued for services                                    0        85,756                      184,506
       Depreciation                                               893             0        1,785             0

Changes in operating assets and liabilities
       (Increase) decrease in inventory                         5,919             0      (13,599)     (102,735)
       Increase (decrease) in accounts payable                (12,464)       (4,605)     (10,281)       27,245
       Decrease in other assets                                     0             0       41,409             0
                                                       -------------- ------------- ------------ -------------

Net cash provided for operations                              (19,351)      (18,241)     (54,767)     (253,609)
                                                       -------------- ------------- ------------ -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Product formula                                              0             0      (50,000)            0
       Acquisition of fixed assets                                  0       (25,000)     (25,000)            0
                                                       -------------- ------------- ------------ -------------

Net cash used by investing activities                               0       (25,000)     (75,000)            0
                                                       -------------- ------------- ------------ -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Proceeds from loan                                           0             0       20,000        15,000
       Proceeds from sale of common stock                           0             0            0       240,300
       Loan from related party                                      0             0      128,000             0
                                                       -------------- ------------- ------------ -------------

Net cash provided by financing activities                           0             0      148,000       255,300
                                                       -------------- ------------- ------------ -------------

Net increase (decrease) in cash                               (19,351)      (43,241)      18,233         1,691

CASH, beginning of period                                      20,032         1,798        1,798           107
                                                       -------------- ------------- ------------ -------------

CASH, end of period                                    $          681 $     (41,443)$     20,031 $       1,798
                                                       ============== ============= ============ =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:

Non-Cash Investing Activities:
       Issuance of stock to acquire investment         $            0 $           0 $          0 $         250
                                                       ============== ============= ============ =============
       Issuance of stock to settle debt                $            0 $           0 $          0 $      73,090
                                                       ============== ============= ============ =============






                     The accompanying notes are an integral
                       part of the financial statements.

                        Bio-Solutions International, Inc.
                          Notes to Financial Statements
               (Information with respect to the three months ended
                     March 31, 2001 and 2000 is unaudited)


(1)  SIGNIFICANT ACCOUNTING POLICIES

     Organization and Operations

     The Company was organized under the laws of the State of Florida on June 8, 1998. The Company is engaged in the sales and marketing of Franchises to sell biosolution products.

     The Company is in the development stage to raise additional capital to fund its operations..

     Basis of Accounting

     The  Company's  policy is to prepare  its  financial  statements  using the
     accrual  basis  of  accounting  in  accordance   with  generally   accepted
     accounting principles.

     Interim Financial Information

     The financial statements for the three months ended March 31, 2001 and 2000 are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature. The results for the three months are not indicative of a full year results.

     Inventory

     Inventory consists primarily of bulk biosolution material and is stated at the lower of cost or market value.

     Organization and Start-Up Costs

     In accordance with Statement of Position 98-5, the organization and start-up costs have been expensed in the period incurred.

     Net Loss Per Share

     Basic loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.

     Stock Based Compensation

     The Company issued shares of common stock for services rendered. The costs of these services were recorded on the basis of the fair market value of the services received or the fair market value of the stock issued, whichever was more readily measurable.

                        Bio-Solutions International, Inc.
                          Notes to Financial Statements


(1)  SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  CAPITAL TRANSACTIONS

     The Company has authorized 50,000,000 shares of no par value common stock and 1,000,000 shares of $0.001 par value preferred stock.

     At December 31, 1998, the Company had 1,328,934 shares of common stock and 285,477 shares of preferred stock issued and outstanding.

     In 1999, the Company issued 330,300 shares of common stock in exchange for $240,300 in cash. In 1999, the Company issued 73,090 shares of common stock in exchange for the cancellation of then outstanding debt of $73,090. In 1999, the Company issued 250,000 shares of common stock to acquire Acquaculture International, Inc. These shares have been valued at $250. In 1999, the Company issued 2,997,509 shares of common stock in exchange for all of its then outstanding preferred stock (285,477 shares). In 1999, the Company issued 1,081,144 shares of common stock in exchange for services valued at $628,572.

     In 2000, the Company issued 369,013 shares of common stock in exchange for services, valued at $184,506.

(3)  INVESTMENTS

     In May 1999, the Company received 250,000 shares of common stock. The investment will be reflected at $250.

(4)  INCOME TAXES

     In accordance with FASB 109, deferred income taxes and benefits are provided for the results of operations of the Company. As of December 31, 2000, the Company has incurred cumulative net operating losses of
     $1,694,483. At this time, due to the uncertainty of future profitable operations, a valuation allowance of 100% will be reflected as an offset against the tax benefit attributed to this loss. This potential tax benefit may be carried forward for up to twenty years.

(5)  RELATED PARTIES

     The Company has received various advances from related parties bearing interest at 10% per annum, unsecured and no scheduled repayment schedule.

                        Bio-Solutions International, Inc.
                          Notes to Financial Statements


(6)  GOING CONCERN

     As indicated in the financial statements, the Company has incurred a cumulative net operating loss of $1,734,727 as of March 31, 2001. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The adverse financial position of the Company raises substantial doubt as to the ability of the Company to continue as a going concern.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS





Proforma Consolidated Statements of Operations.............................F-2

Notes to Proforma Consolidated  Financial Statement........................F-3

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
                 Proforma Consolidated Statements of Operations
                                   (Unaudited)
                      For the Year Ended December 31, 2000





                                                Bio-Solutions       Paradigm        Bio-Solutions
                                                International,        Sales &       International,
                                                  Inc.                Marketing,           Inc.         Proforma
                                                  (NV)              Inc.              (NJ)             Adjustments    Proforma
                                               ---------------  ----------------- ------------------   ------------ ------------
REVENUES
   Franchise fees                              $             0  $               0 $                0                $          0
   Product sales                                             0             51,181             19,437  b)    (19,437)      51,181
                                               ---------------  ----------------- ------------------                ------------
          Total revenues                                     0             51,181             19,437                      51,181

COST OF SALES
   Cost of sales                                             0             22,601              5,831  b)    (19,437)       8,995
                                               ---------------  ----------------- ------------------                ------------

          Gross margin                                       0             28,580             13,606                      42,186
                                               ---------------  ----------------- ------------------                ------------

OPERATING EXPENSES
   General and administrative                            9,407            402,042            272,190  a)     (9,407)           0
                                                                                                      c)     91,087
                                                                                                      d)   (100,494)     664,725
   Effect of issuing common stock to
     cancel outstanding options                        194,658                  0                  0  a)   (194,658)           0
                                               ---------------  ----------------- ------------------                ------------

          Total operating expenses                     204,065            402,042            272,190                     664,725
                                               ---------------  ----------------- ------------------                ------------

Operating loss                                        (204,065)          (373,462)          (258,584)                   (622,539)
                                               ---------------  ----------------- ------------------                ------------

OTHER INCOME (EXPENSE)
   Discontinued operations, net of income tax           (8,696)                 0                  0  a)      8,696            0
                                               ---------------  ----------------- ------------------                ------------

          Total other income (expense)                  (8,696)                 0                  0                           0
                                               ---------------  ----------------- ------------------                ------------

Net loss                                       $      (212,761) $        (373,462)$         (258,584)               $   (622,539)
                                               ===============  ================= ==================                ============

















                   The accompanying notes are an integral part
                      of the proforma financial statements

                        Bio-Solutions International, Inc.
                        f/k/a Septima Enterprises, Inc.)
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)


(1) Proforma Changes On February 14, 2001 and May 31, 2001, the Company entered into Share Exchange Agreements with Paradigm Sales & Marketing, Inc., a Florida corporation, and Bio-Solutions Internationa, Inc., a New Jersey corporation, respectively. The business combinations were closed on February 14, 2001 and May 31, 2001 and are reverse mergers, accounted for as a recapitalization of Paradigm and Bio-Solutions International, Inc.
     (NJ), as these companies were under common control prior to the acquisitions. The Proforma statement of operations includes the twelve months ended June 30, 2000 for the Company and December 31, 1999 for Paradigm and Bio-Solutions (NJ). The Company is aware of the SEC rule that the fiscal year end of both of the companies must be within a 93 day period. The Company is currently evaluating which year end to change. Upon the determination of this issue, the Company intends to file another Form 8-K Amendment reflecting this decision, if required. The Company issued 11,140,020 and 12,859,980 shares of common stock of the Company to complete these acquisitions.

(2) Proforma Adjustments

            Bio-Solutions (NV):
     a)   Eliminate pre-reverse merger expenses.

     c) 9,108,740 shares of common stock valued at $91,087 issued for services rendered.

     d) 93,880 shares of common stock valued at $93,880 and $39,816 in cash contributed to settle accounts payable.

            Paradigm:
     a)   Eliminate related party cost of sales.

            Bio-Solutions (NJ):
     a)   Eliminate related party revenue.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS





Proforma Consolidated Balance Sheet.........................................F-2

Proforma Consolidated Statements of Operations..............................F-3

Notes to Proforma Consolidated  Financial Statement.........................F-4

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
                       Proforma Consolidated Balance Sheet
                                   (Unaudited)
                                 March 31, 2001




                                                              Bio-Solutions   Bio-Solutions
                                                             International,   International,
                                                                  Inc.             Inc.             Proforma
                                                                  (NV)             (NJ)           Adjustments       Proforma
                                                            ---------------- --------------      --------------- ---------------
                                  ASSETS
CURRENT ASSETS
   Cash                                                     $              0 $          681                      $           681
   Inventory                                                               0        112,463                              112,463
   Prepaid expenses                                                  120,000              0                              120,000
                                                            ---------------- --------------                      ---------------

          Total current assets                                       120,000        113,144                              233,144
                                                            ---------------- --------------                     ----------------

PROPERTY, PLANT AND EQUIPMENT
   (Net of accumulated depreciation)                                       0         22,322                               22,322
                                                            ---------------- --------------                      ---------------

          Total property, plant and equipment                              0         22,322                               22,322
                                                            ---------------- --------------                      ---------------

OTHER ASSETS
   Investment in subsidiaries                                              0              0     a)      (434,978)
                                                                                                b)       434,978               0
   Investments                                                             0            250                                  250
   Product formula                                                         0         50,000                               50,000
                                                            ---------------- --------------                      ---------------

          Total other assets                                               0         50,250                               50,250
                                                            ---------------- --------------                      ---------------

Total Assets                                                $        120,000 $      185,716                      $       305,716
                                                            ================ ==============                      ===============

                   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                         $              0 $        4,500                      $         4,500
   Accounts payable - related party                                        0              0                                    0
   Loan payable - related party                                            0        128,000                              128,000
   Note payable                                                            0         35,000                               35,000
                                                            ---------------- --------------                      ---------------

          Total current liabilities                                        0        167,500                              167,500
                                                            ---------------- --------------                      ---------------

STOCKHOLDERS' EQUITY
   Preferred stock, N/A and $0.001 par value,
      respectively, 1,000,000 shares authorized;
     0 shares outstanding                                                N/A              0                                  N/A
   Common stock, no par value, 100,000,000 and
     50,000,000 shares authorized; 26,642,907 and
     6,429,990 shares outstanding, respectively                        2,664      1,794,898     a)         1,286
                                                                                                b)    (1,794,898)          3,950
   Additional paid-in capital                                      2,345,926              0     a)      (434,978)      1,910,948
   Accumulated deficit                                            (2,228,590)    (1,776,682)    b)     2,228,590      (1,776,682)
                                                            ---------------- --------------                      ---------------

          Total stockholders' equity                                 120,000         18,216                              138,216
                                                            ---------------- --------------                      ---------------

Total Liabilities and  Stockholders' Equity                 $        120,000 $      185,716                      $       305,716
                                                            ================ ==============                      ===============



                   The accompanying notes are an integral part
                      of the proforma financial statements

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
                 Proforma Consolidated Statements of Operations
                                   (Unaudited)
                                 March 31, 2001




                                                      Bio-Solutions    Bio-Solutions
                                                     International,   International,
                                                          Inc.             Inc.            Proforma
                                                          (NV)             (NJ)          Adjustments      Proforma
                                                    ---------------  --------------     -------------  ---------------
REVENUES
   Franchise fees                                   $             0  $            0                    $             0
   Product sales                                                  0               0                                  0
                                                    ---------------  --------------                    ---------------
          Total revenues                                          0               0                                  0

COST OF SALES
   Cost of sales                                                  0               0                                  0
                                                    ---------------  --------------                    ---------------

          Gross margin                                            0               0                                  0
                                                    ---------------  --------------                    ---------------

OPERATING EXPENSES
   General and administrative                               154,907          13,699    c)    (154,907)          13,699
   Effect of issuing common stock in exchange
     for cancellation of outstanding options                194,658               0    c)    (194,658)               0
                                                    ---------------  --------------                    ---------------

          Total operating expenses                          349,565          13,699                             13,699
                                                    ---------------  --------------                    ---------------

Operating loss                                             (349,565)        (13,699)                           (13,699)
                                                    ---------------  --------------                    ---------------

OTHER INCOME (EXPENSE)
   Discontinued operations, net of income tax                (8,696)              0    c)       8,696                0
                                                    ---------------  --------------                    ---------------

          Total other income (expense)                       (8,696)              0                                  0
                                                    ---------------  --------------                    ---------------

Net loss                                            $      (358,261) $      (13,699)                   $       (13,699)
                                                    ===============  ==============                    ===============





















                   The accompanying notes are an integral part
                      of the proforma financial statements

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)


(1) Proforma Changes On May 31, 2001, the Company entered into a Share Exchange Agreement with Bio-Solutions International, Inc., a New Jersey corporation. The business combination was closed on May 31, 2001 and is a reverse merger, accounted for as a recapitalization of Bio-Solutions (NJ). The Proforma statement of operations includes the nine months for the Company and three months for Bio-Solutions (NJ), ended March 31, 2001. The Company is aware of the SEC rule that the fiscal year end of both of the companies must be within a 93 day period. The Company is currently evaluating which year end to change. Upon the determination of this issue, the Company intends to file another Form 8-K Amendment reflecting this decision, if required. The Company issued 12,859,980 shares of common stock of the Company.

(2) Proforma Adjustments

     a) 12,859,980 shares of common stock valued at ($434,978) issued to effect the reverse merger.

            Consolidation:
     b) Eliminate investment in subsidiary, the Company's retained deficit and common stock of subsidiary.

     c)   Eliminate pre-merger expenses.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                        BIO-SOLUTIONS INTERNATIONAL, INC.
                                  (Registrant)


Date:    August 16, 2001            By:   /s/  Louis H. Elwell, III
                                    ----------------------------------------
                                    Louis H. Elwell, III
                                    Chairman of the Board and President